UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 04, 2023

ENOVA INTERNATIONAL, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-35503	45-3190813
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

175 West Jackson Boulevard
Chicago, Illinois		60604
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 312 568-4200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.00001 par value per share	ENVA	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

Notes Offering

On December 4, 2023, the Company issued a press release regarding its proposed offering of up to $400 million in aggregate principal amount of senior notes due 2028 (the “Notes”). A copy of the press release announcing the offering is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Conditional Full Redemption

On December 4, 2023, the Company issued a notice of conditional full redemption (the “Notice of Conditional Full Redemption”) to the holders of its outstanding 8.500% Senior Notes due 2024 (the “2024 Notes”). Pursuant to the Notice of Conditional Full Redemption, the Company has elected to redeem (the “Redemption”) all of the outstanding 2024 Notes on January 3, 2024 (the “Redemption Date”). The redemption price of the 2024 Notes is equal to 100.000% of the principal amount of such 2024 Notes redeemed, plus accrued and unpaid interest thereon to, but not including, the Redemption Date (the “Redemption Price”). As of December 4, 2023, the aggregate principal amount of the 2024 Notes outstanding is approximately $169 million.

The Redemption will be conditioned upon the Company’s receipt of proceeds from one or more new financing transactions sufficient, in the Company’s sole discretion, to pay the Redemption Price and to effect the other transactions contemplated by such financing transactions, including paying the related fees and expenses, on or prior to the Redemption Date. In addition, in the Company’s discretion, the Redemption Date may be delayed until such time as any or all such conditions precedent shall be satisfied, or such Redemption may not occur and the Notice of Conditional Full Redemption may be rescinded in the event that any or all such conditions shall not have been satisfied by the Redemption Date, or by the Redemption Date so delayed.

This Current Report on Form 8-K does not constitute a notice of redemption under the indenture governing the 2024 Notes, nor an offer to purchase any 2024 Notes or any other security.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are furnished as part of this Report on Form 8-K:

Exhibit No.	Description
99.1	Enova International, Inc. press release dated December 4, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Enova International, Inc.

Date:	December 4, 2023	By:	/s/ Sean Rahilly
Sean Rahilly General Counsel and Secretary